BLACKROCK EXCHANGE PORTFOLIO OF BLACKROCK FUNDSSM

SUPPLEMENT DATED AUGUST 20, 2009 TO
THE PROSPECTUS DATED APRIL 30, 2009

The section of the Prospectus entitled “Account Information — Fund’s Rights” on page 13 is amended by the addition of the following:

     The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that it is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder. Redemptions in excess of these amounts may, at the sole discretion of the Fund, be made in cash or in securities. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

This Supplement should be retained with your Prospectus for future reference.

Code # PRO-EX-0809SUP